UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 19, 2006
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Date of Report (Date of earliest event reported)

ENCORE CLEAN ENERGY, INC.
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(Exact name of registrant as specified in its charter)

NEVADA	000-26047	65-0609891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

                                Suite 500, 666 Burrard Street
                    Vancouver, BC Canada                    V6C 2X8
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(Address of principal executive offices)                 (Zip Code)

(604) 215-2500 Registrant's
_____________________________________
telephone number, including area code

Not Applicable
____________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEMS 2.02, 2.05 and 2.06

Effective Wednesday April 19, 2006, the Company has discontinued the operations of its wholly owned Canadian subsidiary Ignite Communications Ltd. For further information, please refer to the related press release, a copy of which is attached hereto.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

In light of the discontinuation of the Ignite operations, the issuance of the Company’s financial statements for 2005 and the first quarter of 2006 will be delayed. It is not certain when final statements will be completed and available for filing with the Securities and Exchange Commission.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

2.02 Press Release Dated April 19, 2006
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CLEAN ENERGY, INC.

Date: April 21, 2006
By: /s/ Daniel Hunter
Daniel Hunter
Chief Executive Officer